Exhibit 10.37

                          SECURITIES PURCHASE AGREEMENT


         THIS SECURITIES PURCHASE AGREEMENT, dated as of August 3, 1999, is entered into by and between ENVIRONMENTAL REMEDIATION HOLDINGS CORPORATION, a Colorado corporation (the "Company") and TC HYDRO CARBON INC., a Delaware corporation (the "Buyer").

                              W I T N E S S E T H:

         WHEREAS, the Company and Buyer are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or
Section 4(2) of the 1933 Act; and

         WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, Common Stock of the Company, $.0001 par value per share, (the "Shares"), upon the terms and subject to the conditions of such Shares, and subject to acceptance of this Agreement by the Company;

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


1.  AGREEMENT TO PURCHASE; PURCHASE PRICE

     a.   Purchase; Certain Definitions.

          (i) Buyer hereby agrees to purchase from the Company 375,000,000 Shares for an aggregate purchase price of US$1,000,000. The purchase price shall be payable in United States Dollars (the "Purchase Price").

          (ii) Buyer hereby agrees to provide the Company with a Working Capital Line of Credit in the aggregate amount of US$4,000,000 to be drawn down by the Company over a twenty four (24) month period from the date hereof (the "Line"), such Line Agreement attached hereto as Schedule A. (iii) As used herein, the term "Securities" means the Shares.

     b. Form of Payment. Buyer shall pay the purchase price for the Shares by delivering immediately available good funds to the Company's Little Rock, Arkansas bank account (the "Account") as identified in Section 1(d) herein.

     c. Share Delivery. No later than the Closing Date (as defined below), the Company shall deliver two certificates in equal amounts of 187,500,000 representing the Shares duly executed on behalf of the Company (collectively, the "Certificates") to the Buyer.

     d. Method of Payment. Payment into the Account of the Purchase Price for the Shares shall be made by Buyer via wire transfer of same day funds to:

                           Regions Bank
                           Little Rock, AR
                           Attn: Mary Edwards
                           ABA#: 0 6 2 - 0 0 5 - 6 9 0
                           A/C: Environmental Remediation Holdings Corporation A/C#: 8 0 0 - 9 6 3 - 3 6 2 6

          Not later than 1:00 p.m., Central Standard Time, on the date which is one New York Stock Exchange trading day after the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Buyer by facsimile, Buyer shall deposit with the Buyer the Purchase Price for the Shares.

2.  COMPANY REPRESENTATIONS, ETC.

         The Company represents and warrants to the Buyer that to the best of its knowledge and after reasonable due diligence:

         a. Authorized Shares. The Shares have been duly authorized and, when issued, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive rights of any shareholder of the Company, as such, to acquire the Shares, except for such antidilution rights as may exist under outstanding options and warrants, or rights existing under the Company's Shareholder Rights Plan.

         b. Company Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or prospects or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole. The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act, and the Common Stock is listed and traded on the Over The Counter Bulletin Board ("OTC-BB").

         c. Enforceability. This Agreement and all other documents relating to this transaction and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Company, when executed and delivered by or on behalf of the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject, as to enforceability, to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditor's rights generally.

         d. Non-contravention. The execution and delivery of this by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the articles of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, (except as herein set forth), (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, or (iv) any listing agreement for its Common Stock, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein.

         e. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the shareholder of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

         f. SEC Filings. None of the Company's SEC Reports, as amended, contained, at the time they were filed, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading.

         g. Absence of Certain Changes. Since December 31, 1998, except as disclosed in the Company's SEC Reports, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), or results of operations of the Company and its subsidiaries, taken as a whole, and the Company has not (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to shareholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any changes in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

         h. Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally or as disclosed in the Company's SEC Reports), that has not been disclosed in writing to the Buyer that
(i) would reasonably be expected to have a material adverse effect on the business or financial condition of the Company or (ii) would reasonably be expected to materially and adversely affect the ability of the Company to perform its



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obligations  pursuant to this  Agreement or any of the  agreements  contemplated hereby (collectively, including this Agreement, the "Transaction Agreements").

         i. Absence of Litigation. The Company's SEC Reports, which the Buyer has reviewed, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business or financial condition, results of operation or prospects of the Company and its subsidiaries taken as a whole or the transactions contemplated by any of the Transaction Agreements or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Agreements.

         j. Prior Issues. During the twelve- (12) months preceding the date hereof, to the best of the Company's knowledge the Company has not issued any Common Stock, convertible or exchangeable securities in capital transactions that have not been fully disclosed to the Buyer.

         k. No Undisclosed Liabilities or Events. The Company has no liabilities or obligations, other than those disclosed in the Company's SEC Reports or those incurred in the ordinary course of the Company's business since December 31, 1998, which, individually or in the aggregate, do or would not have a material adverse effect on the properties, business, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries, taken as a whole. No event or circumstance has occurred or exists with respect to the Company or its properties, business, condition (financial or otherwise), results of operations or prospects, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed. The Buyer is relying on all representations, both verbal and written, made by the Company in connection with this transaction.

         l. No  Default.  The  Company is not in default in the  performance  or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound.

3. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO NFORMATION; INDEPENDENT INVESTIGATION.

         The Buyer represents and warrants to, covenants and agrees with, the Company as follows:

         a. Buyer represents that it is purchasing the Shares for its own account for investment and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

         b. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and
(iv) able to afford the entire loss of its investment in the Securities.

         c. All subsequent offers and sales of the Shares shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration.

         d. The Buyer understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Shares.

         e. The Buyer and its purchaser representative represent and acknowledge that Buyer has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by the Buyer, and is relying on the Company's representations, both verbal and written. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries.

         f. The Buyer understands that its investment in the Company is speculative and that there can be no assurance that the Shares can be sold at or above the Purchase Price.

         g. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

         h. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors rights generally.

4.  CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

         a. Transfer Restrictions. The Buyer acknowledges that (1) the Shares have not been registered under the 1933 Act and may not be sold, transferred or otherwise disposed of unless (A) registered for resale under the 1933 Act or (B) Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that such securities may be sold or transferred pursuant to an exemption from such registration; (2) any sale of such securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, that any resale of such securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with another exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register such securities (other than pursuant to Section 4(c) herein) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

         b. Restrictive Legend. The Buyer acknowledges and agrees that, until such time as the Shares have been registered for resale under the 1933 Act, certificates and other instruments representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

         c. Use of Proceeds. The Company will use the proceeds from the sale of the Shares for the final contract payment in the amount of US$1,000,000 to the Democratic Republic of the Government of Sao Tome and Principe ("DRSTP"). The release of the $1,000,000 to the DRSTP is subject to the satisfaction of the items listed on the Escrow Release Agreement attached hereto as Schedule B. The Company will use the proceeds from the draw down of the Line to fund its ongoing operating expenses.

         d. Anti-dilution. The Shares issued herein shall be subject to upward adjustment if the Buyer should determine, in its sole discretion, that as of the date hereof, the fully diluted common shares of the Company are in excess of 160,000,000 shares. If any or all settlements, offers to settle, or claims against the Company of any nature whatsoever having a genesis that predates the date hereof ("Predate Claims") results in the issuance of common shares of the Company ("Settlement Shares") to satisfy or fulfill such Predate Claims, then the Settlement Shares shall be added to the actual shares outstanding as of the date of the issuance of such Settlement Shares. If and when the Company's fully diluted common shares exceeds 160,000,000, then the Company shall issue to the Buyer additional Shares (Anti-dilution Shares) so that immediately subsequent to the issuance of such Anti-dilution Shares, the buyer shall continue to own 70.0% or more of the Company's fully diluted shares outstanding. 5. DELIVERY INSTRUCTIONS.

         The Shares shall be delivered by the Company to the Buyer as detailed in Section 11(c) hereof, on a delivery against payment basis, no later than on the Closing Date.

6.  CLOSING DATE.

         (i) The closing of the issuance and sale of the Shares shall occur on the date (the "Closing Date") which is the first trading day after the fulfillment or waiver of all closing conditions of Sections 7 and 8 herein or such other date and time as is mutually agreed upon by the Company and the Buyer. The date of an alternate Closing Date shall be the date specified by either party upon at least three (3) business days advance notice to the other party; provided, however, that it shall be a condition of an alternate Closing Date that each of the conditions contemplated herein shall have been satisfied or waived on or before such date.

         (ii) The purchase and issuance of Shares shall occur at the offices of the Buyer on the Closing Date no later than 12:00 Noon, Central Standard Time, on such day, or at such other time as is mutually agreed upon by the Company and the Buyer.

7.  CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The Buyer understands that the Company's obligation to sell the Shares on the Closing Date to the Buyer pursuant to this Agreement is conditioned upon:

         a. Acceptance by the Buyer of this Agreement, as indicated by execution of this Agreement;

         b. Delivery by the Buyer of good funds into the Account as payment in full of the Purchase Price for the Shares and the delivery of verification thereof to the Company;

         c. The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date, and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date; and

         d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval that shall not have been obtained.

8.  CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

The Company understands that the Buyer's obligation to purchase the Shares on the Closing Date is conditioned upon:

         a. Acceptance by the Company of this Agreement, as indicated by execution of this Agreement and the delivery to the Buyer of a duly executed Board resolution authorizing and approving the transaction contemplated herein;

         b. Delivery by the Company to the Buyer of the certificate for the Shares in accordance with this Agreement;

         c. The accuracy in all material respects on the Closing Date of the representations, covenants and warranties of the Company contained in this Agreement as if made on the Closing Date, and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date;

         d. On the Closing Date, the Buyer has received an opinion of counsel for the Company, dated the Closing Date in form, scope and substance reasonably satisfactory to the Buyer;

         e. On the Closing Date, the Buyer has received a fairness opinion from the Accountant for the Company, dated the Closing Date in form, scope and substance reasonably satisfactory to the Buyer;

         f. No statute, rule, regulation, executive order, decree, ruling or injunction shall be enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely effects any of the transactions contemplated by this Agreement, and no proceeding or investigation shall have been commenced or threatened which may have the effect of prohibiting or adversely effecting any of the transactions contemplated by this Agreement; and

         g. Deliver by the Company to the Buyer of signed resignations from the Board of Directors for Jim Griffith, Bob Knight, and Ken Waters, along with the appointment to the Board of Laura Kleber, Mark A. Lee, Brian Ladin, Noreen Wilson and Geoffrey Tirman as Chairman.

    9. CONDITIONS OF RELEASE OF ESCROW FUNDS TO DEMOCRATIC REPUBLIC OF SAO TOME AND PRINCIPE.

         The release of the US$1,000,000 to the DRSTP is conditioned upon the satisfaction of the items detailed in Escrow Release Agreement attached hereto as Schedule B.

10.  GOVERNING LAW: MISCELLANEOUS.

         a. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws.

         b. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

         c. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

         d. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         e. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         f. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

         g. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         h. Except as otherwise set forth herein, all costs and expenses, including reasonable attorney's fees, incurred in the enforcement of this Agreement shall be paid to the prevailing party by the non-prevailing party, upon demand.

11. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of: (i) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission, (ii) the fourth business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or (iii) the third business day after mailing by international express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by advance written notice similarly given to each of the other parties hereto):

COMPANY:    ERHC
            Attn:  Jim Callender
            777South Flager Drive, Suite 901, West Palm Beach, FL 33401
            T: 318.258.3001; F: 318.258.5629

BUYER:      TC Hydro Carbon Inc.
            Attn: Geoffrey Tirman
            16101 LaGrande Drive, Suite 100, Little Rock, AR 72223
            T: 501.821.6800;  F: 501.821.6888


12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company's representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Shares and the Purchase Price, and shall inure to the benefit of the Buyer and its successors and assigns.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

BUYER

TC Hydro Carbon, Inc.

By:/s/ Geoffrey Tirman
Print Name:
Date:

COMPANY

ERHC, Inc.

By:/s/ James Callender Sr.
Print Name: ____________________________
Date: __________________________________

By: /s/ James Griffin
Print Name: ____________________________
Date: __________________________________

By: /s/ Robert McKnight
Print Name: ____________________________
Date: _________________________________

By: /s/ Ken Waters
Print Name: ____________________________
Date: __________________________________

                                   SCHEDULE A



THE SECURITIES REPRESENTED HEREBY OR INTO WHICH THIS NOTE MAY BE CONVERTED HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL AND FROM ATTORNEYS REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

No. 1                                                       August , 1999

                  ENVIRONMENTAL REMEDIATION HOLDING CORPORATION

                SENIOR SECURED 8.00% EXCHANGEABLE PROMISSORY NOTE
                              DUE SEPTEMBER 1, 2004

         FOR VALUE RECEIVED, ENVIRONMENTAL REMEDIATION HOLDING CORPORATION, a Colorado corporation (the "Company") hereby promises to pay to TC HYDRO CARBON INC., a Delaware corporation (the "Noteholder" or "Lender"), or registered assigns, on or before September 1, 2004 (the "Maturity Date"), the principal sum of Four Million Dollars (US$4,000,000.00) or such other or lesser amount as may be outstanding from time to time. The principal and interest hereon shall be payable in lawful money of the United States of America at the principal office of the Noteholder or at such other place as the registered Noteholder may designate from time to time in writing to the Company. The aggregate unpaid amounts reflected on the records of the Noteholder shall be deemed rebuttably presumptive evidence of the principal amount remaining outstanding and unpaid on this Note. No failure of the Noteholder to record any advance or payment shall limit or otherwise affect the obligation of the Company hereunder with respect to any amounts advanced under this Note. All payments to be made by the Company on account of principal and interest under this Note shall be made without set off or counterclaim.

1. INTEREST. The Company agrees to pay interest from the date hereof on the principal sum remaining unpaid at the rate of 8.00% per annum (or such higher rate set forth in Section 3) based on a 360-day year. Interest shall accrue and be convertible common stock of the Company pursuant to Section 4 herein.
Notwithstanding anything in this Note to the contrary, in no event shall the rate of interest charged with respect to this Note exceed the highest rate of interest which may be lawfully charged under the laws of any jurisdiction governing this Note and the payment of interest thereon.

2.       ADVANCES.    Notwithstanding anything in this Note to the contrary, the procedures for the requesting and making of advances under this Note (each, an "Advance") shall be governed by this Section 2.

     (a) The maximum aggregate amount of Advances to be made during any calendar month shall average on a trailing six -(6) month basis $250,000.00 per month, but shall not in any one calendar month be greater than $350,000.00.

     (b) This Note is being issued in connection with the acquisition by the Noteholder or an affiliate thereof of an approximate 70% equity interest in the Company (the "Acquisition"). Until such time as a super-majority of the Company's Board of Directors consists of appointees or representatives of the Noteholder, the maximum aggregate amount of all Advances under this Note shall not exceed $100,000.00.

     (c) No Advance may be made or requested under this Note after September 1, 2001.

     (d) The Company shall request an Advance under this Note by giving written notice to the Noteholder at least three (3) business days before the proposed Advance which notice shall indicate the date of the requested Advance which shall not be less than three (3) business days from the date of the notice.

     (e) This Note is not a revolving note, and amounts advanced hereunder may not be reborrowed after they have been repaid.

     (f) Advances under this Note may not be prepaid by the Company.

3. DEFAULT INTEREST. Notwithstanding the foregoing provisions of Section 1, upon the occurrence and during the continuance of an Event of Default, the principal of and unpaid interest on this Note shall bear interest, from the date of the occurrence of the Event of Default until such Event of Default is cured or waived, payable on demand in immediately available funds at a rate equal the rate otherwise in effect pursuant to Section 1, plus 10.00% per annum.

4. NOTE EXCHANGE. Except as otherwise provided in Section 5, on the 180th day following the date of each Advance, all of the principal and accrued interest represented by such Advance shall be automatically converted (each such act herein referred to as a "Conversion") into such number of fully paid, validly issued and nonassessable shares of common stock of the Company (hereinafter the "Common Stock" or the "Common Shares") as shall be determined by dividing (i) the Conversion Amount, as determined in Section 4(b) herein, of the Advance by
(ii) the Conversion Price, as determined in Section 4(a) herein, in effect on the Conversion Date, as determined in

Section 4(c) herein (the Common Stock received by the Noteholder in each Conversion shall be referred to as "Conversion Shares"). All Conversion Shares shall be free and clear of any liens, claims or encumbrances. Each Conversion shall reduce the face amount of the Note by a like amount.

     (a) Determination of Conversion Price. The "Conversion Price" shall be $0.20 per share of Common Stock of the Company subject to adjustment in accordance with Sections 4(g), 4(h) and 4(i).

     (b) Conversion Amount. The "Conversion Amount" for each Advance shall be equal to the sum of (i) the principal amount of the Advance being Converted plus (ii) any and all accrued and unpaid interest on the principal portion of such Advance.

     (c) Conversion Date. The 180th day following the date of each Advance shall be the "Conversion Date" for such Advance.

     (d) Conversion Mechanics. To the extent that any portion of the Note is Converted, the rights of the Noteholder with respect to such portion of the Note shall cease and the Noteholder shall be deemed to have become the holder of record of the Conversion Shares represented thereby. No fractional Common Shares shall be issued upon Conversion of the Note or any part thereof. In lieu of any fractional share to which the Noteholder would otherwise be entitled, the Company shall round up to the nearest whole Common Share. In the case of a dispute as to the calculation of the Conversion Price, the Noteholder's calculation shall be deemed conclusive absent manifest error.

     (e) Share Delivery. Within five (5) days after the Conversion Date, the Company will deliver, either via Express Mail or DTC/DWAC electronic transfer to the Noteholder a certificate or certificates representing the number of Conversion Shares issuable by reason of each Conversion in the name of the Noteholder in such denomination or denominations as the Noteholder has specified.

     (f) Common Share Reservation. The Company shall at all times have authorized, reserved and set aside a sufficient number of Common Shares to facilitate Conversion of the entire principal amount of this Note, together with all accrued and unpaid interest thereon. The Company shall at all times reserve and keep available, out of its authorized but unused shares of Common Stock, solely for the purpose of effecting the Conversion of the Note, the full number of shares deliverable upon Conversion of all the Note from time to time outstanding. The Company shall, from time to time in accordance with the laws of its state of formation, increase the authorized number of shares of Common Stock if at any time the unused number of authorized shares shall not be sufficient to permit the conversion of all of the Note at the time outstanding. In such connection, the Company shall hold a special meeting of stockholders for the purpose of authorizing additional shares of Common Stock not later than 90 days after any date in which the Company shall have insufficient shares of Common Stock so reserved.

     (g) Stock Dividends. If after the date hereof the number of outstanding Common Shares is increased by a stock dividend payable in Common Shares or by a split-up of Common Shares or other similar event, then, on the effect date thereof, the number of Common Shares issuable on conversion hereunder shall be increased in proportion to such increase in outstanding Common Shares and the then applicable conversion Price shall e correspondingly decreased.

     (h) Merger or Consolidation. If after the date hereof any capital reorganization or reclassification of the Common Stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation or other similar event shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and fair provision shall be made whereby the Noteholder shall thereafter have the right to convert this Note and receive, upon the basis and upon the terms and conditions specified in this Note and in lieu of the Common Shares of the Company immediately theretofore receivable upon the Conversion of this Note, such shares of stock, securities or assets as may be issued or payable with respect to or in Conversion for the number of outstanding Common Shares equal to the number of shares of such stock immediately theretofore receivable upon the conversion of this Note, had such reorganization, reclassification, consolidation, merger, or sale not taken place and in such event appropriate provision shall be made with respect to the rights and interests of the Noteholder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be in relation to any share of stock hereof shall thereafter be applicable, as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the Conversion of this Note. The Company shall not effect any consolidation, merger, or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument executed and delivered to the Noteholder the obligation to deliver to the Noteholder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such Noteholder may be entitled to acquire upon Conversion of this Note.

     (i) Subsequent Share Issuance or Sale. Without the express prior written consent of the Lender, which can be withheld in the sole discretion of the Lender, the Company shall not issue any Common Stock or incur any indebtedness.

     (j) Taxes. The Company shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on Conversion of this Note pursuant hereto; provided that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any Noteholder in connection with any such Conversion.

      5.        EVENTS OF DEFAULT.

     (a) Events of Default. The Company shall be in default under this Note upon the occurrence of any of the events specified in Section 4 hereof and failure to cure such default within the number of days specified in each Subsection hereof, upon receipt of written notice thereof from the

     Noteholder, any such occurrence of any one or more of such events, herein specified, being an "Event of Default":

     (I) Failure to make any principal or interest payment required under this Note on the due date of such payment, and such Event of Default not being cured within ten (10) calendar days of such payment due date;

     (II) If the Company shall default in the performance of or compliance with any of its material covenants or agreements contained herein, whether expressed or implied, and such default shall not have been remedied within ten (10) calendar days after written notice thereof shall have been delivered to the Company by the Noteholder;

     (III)If the Company shall not, at the time of a scheduled Conversion, have a sufficient number of authorized and unissued shares of its Common Stock available for issuance to the Noteholder upon the scheduled Conversion in accordance with the terms hereof, and such default shall not have been remedied within twenty (20) calendar days from the scheduled date of such Conversion;

     (IV) If any representation or warranty made in writing by or on behalf of the Company in this Note shall prove to have been false or incorrect in any material respect, either by misstatement or omission, on the date as of which made;

     (V) If the Company or one of its subsidiaries shall become insolvent, make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition in bankruptcy or shall have an order for relief under the Bankruptcy Act granted against it or them, or shall be adjudicated bankrupt or insolvent, or shall file any answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or not contesting the material allegations of a petition filed against the Company or one of its subsidiaries in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, custodian, receiver or liquidator of the Company or one of its subsidiaries or of all or any substantial part of the properties of the Company or one of its subsidiaries, or the Company or one of its subsidiaries or its respective directors shall take any action looking to the dissolution or liquidation of the Company or one of its subsidiaries.

     (b) Remedies and Acceleration Upon the Occurrence of an Event of Default. Upon the occurrence of an Event of Default, the Company agrees that monetary damages may be difficult or impossible to determine, and alone are inadequate protections for the Noteholders. Therefore,

     (I) The Noteholder shall have all the rights and remedies, at law and in equity, by statute or otherwise, and no remedy herein conferred upon the Noteholder is intended to be exclusive of any other remedy and each remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise.

     (II) The Noteholder shall be able to call on injunctive relief and/or a specific order for compliance as determined by the Noteholders in their sole discretion and as so ordered by a court of law.

     (III)If an Event of Default occurs under Section 4(a)(v) hereof, then the outstanding principal of and all accrued interest on this Note shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived.

     (IV) If  any  other  Event  of  Default  occurs  and  is  continuing,   the
          Noteholder, by written notice to the Company, may declare the principal of and the accrued interest on this Note immediately due and payable.

     (V) The Noteholder may rescind an acceleration notice and its consequences if all existing Events of Default have been cured or waived, such waiver to be granted at the Noteholders sole discretion.

     (VI) No course of dealing between the Company and the Noteholder or any delay on the part of the Noteholder in exercising any rights hereunder shall serve as a waiver of any right.

     (VII)The Noteholder may seek to foreclose on all collateral associated with this Note in the Event of Default.

     (c) Suit for Enforcement. Upon the occurrence of any one or more Events of Default, the Noteholder may proceed to protect and enforce its rights by suit in equity, action at law or by other appropriate proceeding, whether for specific performance of any covenant or agreement contained in this Note or in the aid of the exercise of any power granted in this Note, or may proceed to enforce the payment of this Note, or to enforce any other legal or equitable right of the Noteholder of this Note. In case of any default under this Note, the Company will pay to the Noteholder such amount as shall be sufficient to cover the expenses and costs of the Noteholder due to such default.

6.    RANK.

       This Note shall rank senior to all of the Company's existing obligations and the Company shall not incur any indebtedness in the future ranking pari passu with or senior to the Note.

7.    VOTING RIGHTS.

      The Company shall provide the Noteholder with prior notification of any meeting of the stockholders (and copies of proxy materials and all other information sent to stockholders). If the Company takes a record of its stockholders for the purpose of determining stockholders entitled to (a) receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or (b) to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed merger, consolidation, liquidation, dissolution or winding up of the Company, the Company shall mail a notice to the Lender, at least twenty (20) days prior to the record date specified therein (or thirty (30) days prior to the consummation of the transaction or event, whichever is earlier, but in no event earlier than public announcement of such proposed transaction), of the date on which any such record is to be taken for the purpose of such vote, dividend, distribution, right or other event, and a brief statement regarding the amount and character of such vote, dividend, distribution, right or other event to the extent known at such time.

8.        MISCELLANEOUS.

     (a) Dividends. The Company shall not, while any or all of the principal amount of this Note is outstanding, or while any amount of interest is accrued, due and payable, declare, make or pay any dividend or other distribution, whether in cash, securities or other property with respect to its Common Shares.

     (b) Maturity. Effective as of September 1, 2004, all remaining principal amount of this Note not Converted, plus all accrued and unpaid interest thereon, shall automatically, and without further action on the part of such Noteholder, be Converted into the equity of the Company at maturity pursuant to the terms herein.

     (c) Security. It is intended that this Note will be secured by the creation of a mortgage, security interest or other lien upon all of the property and assets of the Company. The Company and the Noteholder acknowledge that contemporaneously with the execution of this Note, the Company and the Noteholder are executing a Security Agreement (Stock); however, the Company agrees to execute any further collateral documents which the Noteholder requests. (d) Registration of Noteholder. The Company shall maintain at its principal office a register of the Notes and shall record therein the names and addresses of the registered holders of the Notes, the address to which notices are to be sent and the address to which payments are to be made as designated by the registered holder if other than the address of the holder, and the particulars of all transfers, exchanges and replacements of Notes. No transfer of a Note shall be valid unless the registered holder or his or its duly appointed attorney request such transfer to be made on such register, upon surrender thereof for exchange as hereinafter provided, accompanied by an instrument in writing. Each Note issued hereunder, whether originally or upon transfer, exchange or replacement of a Note, shall be registered on the date of execution thereof by the Company. The registered holder of a Note shall be that person or entity in whose name the Note has been so registered by the Company. A registered holder shall be deemed the owner of a Note for all purposes, and the Company shall not be affected by any notice to the contrary.

     (e) Replacement of Lost, Stolen or Destroyed Notes. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Note and, if requested by the Company in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Company will issue a new Note, of like tenor, in the amount of unpaid principal of such Note, and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note.

     (f) Changes: Parties. This Note can only be changed by an agreement in writing signed by the Company and the Noteholder. This Note shall inure to the benefit of and be binding upon the Company and the Noteholder and their respective successors and assigns.

     (g) Waiver of Presentment. The Company hereby waives, presentment, demand, notice, protest and all other demands and notices in connection with the delivery acceptance, performance, default or enforcement of this Note.

     (h) Payments. All payments due under this Note shall be made in lawful money of the United States of America.

     (i) Covenants Bind Successors and Assigns. All covenants, stipulations, promises and agreements in this Note made by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

     (j) Headings and Pronouns. All pronouns and any variation thereof shall refer to the masculine, feminine or neuter, singular or plural, as the context may require. The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (k) Governing Law. THIS AGREEMENT SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF COLORADO WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS.


      IN WITNESS WHEREOF, the Company has executed this Note as of the date first written above.

                    ENVIRONMENTAL REMEDIATION HOLDING
                    CORPORATION

                    By: /s/ James Callender, Sr.

                    Its:  ________________________________

                                   SCHEDULE B


                            ESCROW RELEASE AGREEMENT


     Dated as of the date of the Securities Purchase Agreement to Which This Escrow Release Agreement Is Attached


         These Escrow Release Conditions sets forth the items necessary (the "Conditions") for the release of US$1,000,000 (the "Proceeds") to the Democratic Republic of Sao Tome and Principe ("DRSTP") pursuant to the Securities Purchase Agreement to which this document is attached.

         The Conditions are written assurances from the Honorable President and Honorable Prime Minister of DRSTP that:

     (i) ERHC and its assigns and/or successors will retain an unencumbered 49% ownership stake in STPetro;

     (ii) ERHC's management and cost recovery terms shall remain intact as outlined in the Act;

     (iii)ERHC and its assigns and/or successors will retain a 5% over-ride on all oil & gas production from within the DRSTP EEZ will remain in full force and effect;

     (iv) Island Oil/ERHC retain the rights to build and operate the logistics center and deep water free-port, along with related services, in and around DRSTP; and

     (v) STPetro will retain the rights to a minimum of 4 offshore "blocks" of its choice within the DRSTP EEZ.

Furthermore, ERHC and its assigns and/or successors will receive:

     (i)  A certified or equivalent copy and translation of the Act;

     (ii) A certified or equivalent copy and translation of the Memorandum of Agreement, as amended, between the DRSTP and ERHC;

     (iii)A certified or equivalent copy and translation of the Memorandum of Understanding, as amended, between the DRSTP and ERHC; and

     (iv) A certified or equivalent copy and translation of the Technical Assistance Agreement, as amended, between the DRSTP, STPetro and Mobil Exploration and Producing Services Inc.

Upon the fulfillment of the Conditions listed herein in a form satisfactory to ERHC and TC Hydro Carbon in their sole discretion, then within 24 hours the Proceeds shall be wire transferred pursuant to the account instructions provided to ERHC by the DRSTP.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided in the Agreement.